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EXHIBIT 10.1

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

    THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT ("Second Amendment") is made and entered into as of the 16th day of May, 2001, by and among HARVEYS CASINO RESORTS, a Nevada corporation, HARVEYS C.C. MANAGEMENT COMPANY, INC., a Nevada corporation, HARVEYS IOWA MANAGEMENT COMPANY, INC., a Nevada corporation, HARVEYS TAHOE MANAGEMENT COMPANY, INC., a Nevada corporation, HBR REALTY COMPANY, INC., a Nevada corporation, HARVEYS BR MANAGEMENT COMPANY, INC., a Nevada corporation and HCR SERVICES COMPANY, INC., a Nevada corporation (collectively the "Borrowers"), WELLS FARGO BANK, National Association, CREDIT LYONNAIS LOS ANGELES BRANCH, BANK ONE, NA, BANKERS TRUST COMPANY, SOCIETE GENERALE, U.S. BANK NATIONAL ASSOCIATION, FIRST HAWAIIAN BANK, GREATER BAY CORPORATE FINANCE, IMPERIAL BANK, WEST COAST BANK, NATIONAL CITY BANK OF INDIANA and HIBERNIA NATIONAL BANK, as Lenders, WELLS FARGO BANK, National Association, as the Swingline Lender (herein in such capacity, together with its successors and assigns, the "Swingline Lender"), WELLS FARGO BANK, National Association, as the issuer of letters of credit thereunder (herein in such capacity, together with its successors and assigns, the "L/C Issuer"), and WELLS FARGO BANK, National Association, as arranger, administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, Swingline Lender and L/C Issuer, collectively referred to as the "Banks").

R E C I T A L S :

    WHEREAS:

    A.  Borrowers and Banks entered into a Second Amended and Restated Credit Agreement dated as of October 5, 1999, as amended by First Amendment to Second Amended and Restated Credit Agreement dated as of April 14, 2000 (collectively, the "Existing Credit Agreement").

    B.  For the purpose of this Second Amendment, all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement and any reference to a provision of the Existing Credit Agreement shall be deemed to incorporate that provision as a part hereof, in the same manner and with the same effect as if the same were fully set forth herein.

    C.  Borrowers and Banks desire to amend the Existing Credit Agreement for the purpose of fully amending and restating Section 5.24 of the Existing Credit Agreement entitled "Interest Rate Protection."

    D.  Borrowers and Banks have agreed to the following modifications and amendments to the Existing Credit Agreement on the terms and subject to the conditions and provisions set forth in this Second Amendment.

    NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree to the waiver, amendments and modifications to the Existing Credit Agreement as specifically hereinafter provided as follows:

    1.  Definitions.  As of the Second Amendment Effective Date, Section 1.01 of the Existing Credit Agreement entitled "Definitions" shall be and is hereby amended to include the following definitions. Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be superseded and restated by the applicable definition set forth below:

    "Credit Agreement" shall mean the Existing Credit Agreement as amended by the Second Amendment, as it may be further amended, modified, extended, renewed or restated from time to time.

    "Existing Credit Agreement" shall have the meaning set forth in Recital Paragraph A of the First Amendment.

    "Second Amendment" shall have the meaning set forth in the Preamble of the Second Amendment to Second Amended and Restated Credit Agreement dated as of May 16, 2001, executed by and among Borrowers and Banks.

    "Second Amendment Effective Date" shall mean May 16, 2001.

    2.  Restatement of Interest Rate Protection Covenant.  As of the Second Amendment Effective Date, Section 5.24 entitled "Interest Rate Protection", shall be and is hereby fully amended and restated in its entirety as follows:

    "Section 5.24.  Interest Rate Protection.

      a.  Commencing no later than one hundred eighty (180) days following the Amendment Effective Date and continuing for a period of no less than three (3) years following the date of such commencement, Borrowers shall maintain Interest Rate Hedges in an aggregate principal notional amount of no less than fifty percent (50.0%) of the Total Funded Debt (exclusive of Contingent Liabilities) outstanding from time to time; provided, however, that during the period commencing on March 1, 2001 and continuing through July 31, 2001, Seven Million Seven Hundred Dollars ($7,700,000.00) of the Funded Outstanding shall not be subject to the foregoing Interest Rate Hedge requirement.

      b.  Commencing no later than one hundred eighty (180) days following the Commitment Increase Effective Date and continuing for a period of no less than three (3) years following the date of such commencement, Borrowers shall maintain Interest Rate Hedges in an aggregate principal notional amount of no less than fifty percent (50.0%) of the amount of the Commitment Increase outstanding from time to time."

    3.  Conditions Precedent to Effectiveness of Second Amendment.  The Second Amendment shall become effective as of the date hereof upon receipt by Agent Bank of the following documents and payments, in each case in a form and substance reasonably satisfactory to Agent Bank, and the occurrence of each other condition precedent set forth below:

      a.  Due execution by Borrowers and Agent Bank of fourteen (14) duplicate originals of this Second Amendment;

      b.  Corporate resolutions or other evidence of requisite authority of Borrowers to execute the Second Amendment;

      c.  Reimbursement to Agent Bank by Borrowers for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the Second Amendment, including, but not limited to, reasonable attorneys' fees of Henderson & Morgan, LLC; and

      d.  Such other documents, instruments or conditions as may be reasonably required by Lenders.

    4.  Representations of Borrowers.  Borrowers hereby represent to the Banks that as of the date hereof:

      a.  The representations and warranties contained in Article IV of the Existing Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the date hereof in all material respects as though such representations and warranties had been made on and as of the date hereof, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank;

      b.  Since the date of the most recent financial statements referred to in Section 5.08 of the Existing Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change or Material Adverse Effect has occurred;

      c.  No event has occurred and is continuing which constitutes a Default or Event of Default under the terms of the Credit Agreement; and

      d.  The execution, delivery and performance of this Second Amendment has been duly authorized by all necessary action of Borrowers and this Second Amendment constitutes a valid, binding and enforceable obligation of Borrowers.

    5.  Incorporation by Reference.  This Second Amendment shall be and is hereby incorporated in and forms a part of the Existing Credit Agreement.

    6.  Governing Law.  This Second Amendment shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

    7.  Counterparts.  This Second Amendment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.

    8.  Continuance of Terms and Provisions.  All of the terms and provisions of the Existing Credit Agreement shall remain unchanged except as specifically modified herein.

    IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

BORROWERS: HARVEYS CASINO RESORTS, a Nevada corporation
By:	/s/ WADE HUNDLEY
	Name:	Wade Hundley
	Title:	Executive Vice President
By:	/s/ JOHN MCLAUGHLIN John McLaughlin, Senior Vice President, Treasurer and CFO
HARVEYS C.C. MANAGEMENT COMPANY, INC., a Nevada corporation
By:	/s/ WADE HUNDLEY
	Name:	Wade Hundley
	Title:	Executive Vice President
By:	/s/ JOHN MCLAUGHLIN John McLaughlin, Secretary/Treasurer
HARVEYS IOWA MANAGEMENT COMPANY, INC., a Nevada corporation
By:	/s/ WADE HUNDLEY
	Name:	Wade Hundley
	Title:	Executive Vice President
By:	/s/ JOHN MCLAUGHLIN John McLaughlin, Secretary/Treasurer

HARVEYS TAHOE MANAGEMENT COMPANY, INC., a Nevada corporation
By:	/s/ WADE HUNDLEY
	Name:	Wade Hundley
	Title:	Executive Vice President
By:	/s/ JOHN MCLAUGHLIN John McLaughlin, Secretary/Treasurer
HCR SERVICES COMPANY, INC., a Nevada corporation
By:	/s/ WADE HUNDLEY
	Name:	Wade Hundley
	Title:	Executive Vice President
By:	/s/ JOHN MCLAUGHLIN John McLaughlin, Secretary/Treasurer
HBR REALTY COMPANY, INC., a Nevada corporation
By:	/s/ WADE HUNDLEY
	Name:	Wade Hundley
	Title:	Executive Vice President
By:	/s/ JOHN MCLAUGHLIN John McLaughlin, Secretary/Treasurer

HARVEYS BR MANAGEMENT COMPANY, INC., a Nevada corporation
By:	/s/ WADE HUNDLEY
	Name:	Wade Hundley
	Title:	Executive Vice President
By:	/s/ JOHN MCLAUGHLIN John McLaughlin, Secretary/Treasurer
BANKS: WELLS FARGO BANK, National Association, Agent Bank on behalf of itself and each of the Lenders, Swingline Lender and L/C Issuer
By:	/s/ SUE FULLER Sue Fuller, Vice President

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  EXHIBIT 10.1